Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Dividend Value Fund

Supplement dated December 8, 2025, to the Summary Prospectus and the Prospectus

of the Fund, each dated October 1, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectus, as applicable:

The section of the Dividend Value Fund Summary Prospectus entitled “Investment Adviser-Portfolio Managers-Blackrock” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Tony DeSpirito Managing Director and Portfolio Manager*	2014

David Zhao Managing Director and Portfolio Manager	2017

Cem Inal Managing Director and Portfolio Manager	November 2025

* Mr. DeSpirito has announced his retirement from Blackrock effective December 31, 2025. Until his retirement, Mr. DeSpirito will continue to serve on the portfolio management team, and upon his retirement, Messrs. Zhao and Inal will continue to be responsible for the management of the Fund.

Third paragraph of the Prospectus, related to the Dividend Value Fund, in the section entitled “Management-Investment Subadvisers- BlackRock Investment Management, LLC (“BlackRock”) are deleted in its entirety and replaced with the following:

A portion of the assets of the Dividend Value Fund is managed by a team of BlackRock portfolio managers comprised of Tony DeSpirito, David Zhao and Cem Inal. Mr. DeSpirito is a Managing Director and portfolio manager at BlackRock. Prior to joining BlackRock in 2014, he was Managing Principal, a portfolio manager and member of the Executive Committee of Pzena Investment Management for 5 years. Mr. DeSpirito has announced his retirement from Blackrock effective December 31, 2025. Mr. Zhao is a Managing Director and portfolio manager at BlackRock. Prior to joining BlackRock in 2016, he was Global Equity Senior Research Analyst and Principal at Pzena Investment Management for 11 years. Mr. Inal joins from AllianceBernstein, where he served as Chief Investment Officer of U.S. Large Cap Value Equities. He brings more than three decades of experience in value investing and a disciplined approach that closely aligns with the team’s philosophy and process.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.